ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

ALLIANCE CAPITAL


ANNUAL REPORT
OCTOBER 31, 1999



TEN LARGEST HOLDINGS
OCTOBER 31, 1999                     ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

                                                                 PERCENT OF
COMPANY                                          VALUE           NET ASSETS
-------------------------------------------------------------------------------
Cisco Systems, Inc.                          $ 23,069,500            4.6%
Intel Corp.                                    22,147,125            4.4
Solectron Corp.                                21,920,325            4.4
Citigroup, Inc.                                21,448,276            4.3
Bristol-Myers Squibb Co.                       18,511,812            3.7
Microsoft Corp.                                18,271,838            3.7
AT&T Corp.-Liberty Media Group                 18,010,108            3.6
Dell Computer Corp.                            17,671,050            3.5
Tyco International, Ltd.                       17,253,000            3.5
MCI WorldCom, Inc.                             15,574,969            3.1
                                             $193,878,003           38.8%

MAJOR PORTFOLIO CHANGES
MAY 3, 1999 (A) TO OCTOBER 31, 1999
_______________________________________________________________________________

                                                         SHARES*
-------------------------------------------------------------------------------
PURCHASES                                         BOUGHT    HOLDINGS 10/31/99
-------------------------------------------------------------------------------
Allied-Signal, Inc.                               183,600        183,600
Bristol-Myers Squibb Co.                          241,000        241,000
Devon Energy Corp.                                300,800        300,800
IMS Health, Inc.                                  316,400        316,400
Intel Corp.                                       286,000        286,000
International Business Machines Corp.             110,900        110,900
Kroger Co.                                        439,000        439,000
Microsoft Corp.                                   197,400        197,400
Schering-Plough Corp.                             210,000        210,000
Sealed Air Corp.                                  189,100        189,100


*    Adjusted for stock splits and spin-offs.

(a) Commencement of operations.


1


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                     ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________


COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-99.8%
TECHNOLOGY-31.1%
COMMUNICATION EQUIPMENT-1.4%
Motorola, Inc.                                   71,700       $6,986,269

COMPUTER HARDWARE-5.7%
Dell Computer Corp. (a)                         440,400       17,671,050
International Business
Machines Corp.                                  110,900       10,909,787
                                                             ------------
                                                              28,580,837

COMPUTER SERVICES-1.7%
Computer Sciences Corp. (a)                     121,500        8,345,531

COMPUTER SOFTWARE-3.7%
Microsoft Corp. (a)                             197,400       18,271,838

INTERNET SOFTWARE-1.0%
America Online, Inc.                             38,500        4,992,969

NETWORKING SOFTWARE-4.6%
Cisco Systems, Inc. (a)                         311,750       23,069,500

SEMI-CONDUCTORS & COMPONENTS-5.8%
Altera Corp. (a)                                138,400        6,729,700
Intel Corp.                                     286,000       22,147,125
                                                             ------------
                                                              28,876,825

MISCELLANEOUS-7.2%
Sanmina Corp. (a)                               158,800       14,301,925
Solectron Corp. (a)                             291,300       21,920,325
                                                             ------------
                                                              36,222,250
                                                             ------------
                                                             155,346,019

CONSUMER SERVICES-20.3%
BROADCASTING & CABLE-8.1%
AMFM, Inc. (a)                                  125,000        8,750,000
AT&T Corp.-Liberty Media Group (a)              453,798       18,010,108
Comcast Corp. Cl.A                              186,400        7,852,100
MediaOne Group, Inc. (a)                         79,000        5,613,938
                                                             ------------
                                                              40,226,146

ENTERTAINMENT & LEISURE-5.3%
Carnival Corp.                                  120,000        5,340,000
Harley-Davidson, Inc.                           224,600       13,321,587
Time Warner, Inc.                               114,000        7,944,375
                                                             ------------
                                                              26,605,962

PRINTING & PUBLISHING-0.6%
IDG Books Worldwide, Inc. Cl.A (a)              179,800        3,213,925

RETAIL - GENERAL MERCHANDISE-6.3%
Home Depot, Inc.                                 72,300        5,458,650
Kohl's Corp. (a)                                188,000       14,064,750
Tiffany & Co.                                   128,200        7,627,900
Wal-Mart Stores, Inc.                            79,020        4,479,446
                                                             ------------
                                                              31,630,746
                                                             ------------
                                                             101,676,779

FINANCE-13.4%
BANKING - MONEY CENTER-5.7%
Chase Manhattan Corp.                            79,000        6,902,625
Citigroup, Inc.                                 396,273       21,448,276
                                                             ------------
                                                              28,350,901

BANKING - REGIONAL-0.2%
BankAmerica Corp.                                18,147        1,168,213

BROKERAGE & MONEY MANAGEMENT-0.5%
Merrill Lynch & Co., Inc.                        33,000        2,590,500

INSURANCE-3.8%
AFLAC, Inc.                                     149,000        7,617,625
American International Group, Inc.              109,281       11,249,113
                                                             ------------
                                                              18,866,738


2


                                     ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-3.2%
Associates First Capital Corp. Cl.A             238,500       $8,705,250
MBNA Corp.                                      260,400        7,193,550
                                                             ------------
                                                              15,898,800
                                                             ------------
                                                              66,875,152

HEALTH CARE-12.0%
DRUGS-5.8%
Bristol-Myers Squibb Co.                        241,000       18,511,812
Schering-Plough Corp.                           210,000       10,395,000
                                                             ------------
                                                              28,906,812

MEDICAL PRODUCTS-4.2%
Guidant Corp.                                   128,000        6,320,000
Medtronic, Inc.                                 246,888        8,548,497
Stryker Corp.                                    99,000        6,113,250
                                                             ------------
                                                              20,981,747

MEDICAL SERVICES-2.0%
Cardinal Health, Inc.                            21,000          905,625
IMS Health, Inc.                                316,400        9,175,600
                                                             ------------
                                                              10,081,225
                                                             ------------
                                                              59,969,784

UTILITIES-6.2%
TELEPHONE UTILITY-6.2%
Global TeleSystems Group, Inc. (a)              220,000        5,266,250
MCI WorldCom, Inc. (a)                          181,500       15,574,969
Qwest Communications International, Inc. (a)    132,000        4,752,000
Sprint Corp.                                     70,000        5,201,875
                                                             ------------
                                                              30,795,094

ENERGY-5.8%
DOMESTIC PRODUCERS-3.7%
Apache Corp.                                    180,000        7,020,000
Devon Energy Corp.                              300,800       11,693,600
                                                             ------------
                                                              18,713,600

OIL SERVICE-0.8%
BJ Services Co. (a)                             115,000        3,945,937

MISCELLANEOUS-1.3%
AES Corp. (a)                                   110,400        6,230,700
                                                             ------------
                                                              28,890,237

MULTI-INDUSTRY COMPANIES-3.4%
Tyco International, Ltd.                        432,000       17,253,000

CONSUMER STAPLES-2.4%
COSMETICS-0.6%
The Estee Lauder Co., Inc.                       60,000        2,797,500

RETAIL - FOOD & DRUG-1.8%
Kroger Co. (a)                                  439,000        9,136,688
                                                             ------------
                                                              11,934,188

BASIC INDUSTRY-2.1%
CONTAINERS-2.1%
Sealed Air Corp. (a)                            189,100       10,471,413

CAPITAL GOODS-2.1%
MISCELLANEOUS-2.1%
Allied-Signal, Inc.                             183,600       10,453,725

CONSUMER MANUFACTURING-1.0%
BUILDING & RELATED-1.0%
Masco Corp.                                     166,000        5,063,000

TOTAL INVESTMENTS-99.8%
  (cost $342,114,484)                                        498,728,391
Other assets less liabilities-0.2%                             1,117,124

NET ASSETS-100%                                             $499,845,515


(a)  Non-income producing security


3


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999                     ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $342,114,484)                                           $498,728,391
  Receivable for investment securities sold                          2,392,296
  Receivable for capital stock sold                                    740,891
  Dividends receivable                                                 193,714
  Other assets                                                          31,021
  Total assets                                                     502,086,313

LIABILITIES
  Due to custodian                                                     405,171
  Payable for investment securities purchased                          690,831
  Payable for capital stock redeemed                                   605,273
  Advisory fee payable                                                 236,112
  Accrued expenses                                                     303,411
  Total liabilities                                                  2,240,798

NET ASSETS                                                        $499,845,515

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $46,316
  Additional paid-in capital                                       339,480,671
  Accumulated net realized gain on investments                       3,704,621
  Net unrealized appreciation of investments                       156,613,907
                                                                  $499,845,515

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS I SHARES
  Net asset value, redemption and offering price per share
    ($499,845,515 / 46,316,241 shares of capital stock
    issued and outstanding)                                             $10.79


See notes to financial statements.


4


STATEMENT OF OPERATIONS
MAY 3, 1999 (A) TO OCTOBER 31, 1999

                                     ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                           $  850,937
  Interest                                               115,811   $   966,748

EXPENSES
  Advisory fee                                         1,412,169
  Registration                                           127,100
  Audit and legal                                         81,267
  Custodian                                               70,744
  Administrative                                          64,500
  Printing                                                24,998
  Transfer agency                                         11,486
  Directors' fees                                          5,000
  Miscellaneous                                           40,674
  Total expenses                                       1,837,938
  Less: expenses waived by adviser See Note B)           (64,500)
  Net expenses                                                       1,773,438
  Net investment loss                                                 (806,690)

REALIZED AND UNREALIZED GAIN ON
INVESTMENT TRANSACTIONS
  Net realized gain on investment
    transactions                                                     3,704,621
  Net unrealized appreciation of
    investments                                                    156,613,907
  Net gain on investment
    transactions                                                   160,318,528

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                                        $159,511,838


(a)  Commencement of operations.

     See notes to financial statements.


5


STATEMENT OF CHANGES IN NET ASSETS

                                     ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

                                                             MAY 3, 1999 (A) TO
                                                                OCTOBER 31,
                                                                    1999
                                                             ------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                              $(806,690)
  Net realized gain on investment transactions                     3,704,621
  Net unrealized appreciation of investments                     156,613,907
  Net increase in net assets from operations                     159,511,838

CAPITAL STOCK TRANSACTIONS
  Net increase                                                   340,333,677
  Total increase                                                 499,845,515

NET ASSETS
  Beginning of period                                                     -0-
  End of period                                                 $499,845,515


(a)  Commencement of operations.

     See notes to financial statements.


6


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999                     ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Special Equity Institutional Fund, Inc. (the "Fund"), is one of the series of the Alliance Institutional Funds, Inc. (the "Company"), which was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-ended series investment company. The Company is comprised of three other funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and Alliance Real Estate Investment Institutional Fund. Each fund has different investment objectives and policies. The Fund commenced operations on May 3, 1999 offering Class I and Class II shares. As of October 31, 1999 there were no Class II shares outstanding. Sales are made without a sales charge, at the Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income.


7


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                          ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to the Fund in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annualized rate of 1% of the first $50 million, .75 of 1% of the excess over $50 million up to $100 million and .50 of 1% of the excess over $100 million of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the period ended October 31, 1999, the Adviser agreed to waive its fees for such services. Such waiver amounted to $64,500.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,000 for the period ended October 31, 1999.

Brokerage commissions paid on investment transactions for the period ended October 31, 1999, amounted to $297,248, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $485,285,495 and $146,875,456, respectively, for the period ended October 31, 1999. There were no purchases and sales of U.S. government and


8


                                     ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

government agency obligations for the period ended October 31, 1999.

At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $161,307,660 and gross unrealized depreciation of investments was $4,693,753 resulting in net unrealized appreciation of $156,613,907.


NOTE E: CAPITAL STOCK
There are 6,000,000,000 shares of $.001 par value capital stock authorized for the Fund. The Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        SHARES             AMOUNT
                    ----------------------------------
                    MAY 3, 1999(A)      MAY 3, 1999(A)
                         TO                  TO
                     OCT. 31, 1999      OCT. 31, 1999
                     -------------      -------------
CLASS I
Shares sold           49,247,297        $370,728,404
Shares redeemed       (2,931,056)        (30,394,727)
Net increase          46,316,241        $340,333,677


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 1999.


(a) Commencement of operations.


9


FINANCIAL HIGHLIGHTS                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                               CLASS I
                                            --------------
                                            MAY 3, 1999 (A)
                                                  TO
                                              OCTOBER 31,
                                                 1999
                                            --------------
Net asset value, beginning of period            $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                           (.02)
Net realized and unrealized gain on
  investment transactions                          .81
Net increase in net asset value
  from operations                                  .79
Net asset value, end of period                  $10.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                             7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $499,846
Ratios to average net assets of:
  Expenses, net of waivers (d)                     .73%
  Expenses, before waivers (d)                     .75%
  Net investment loss (d)                         (.33)%
Portfolio turnover rate                             35%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.


10


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
_______________________________________________________________________________

To the Shareholders and Board of Directors Alliance Special Equity Institutional Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Alliance Special Equity Institutional Fund (one of the series comprising Alliance Institutional Fund, Inc.) as of October 31, 1999, and the related statement of operations, changes in net assets and financial highlights for the period from May 3, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alliance Special Equity Institutional Fund as of October 31, 1999, the results of its operations, changes in its net assets, and the financial highlights for the period from May 3, 1999 to October 31, 1999, in conformity with generally accepted accounting principles.



New York, New York
December 2, 1999


11


ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

SEIAR1099